Exhibit 10.01

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of June 30, 2014 (this “Agreement”) is entered into among CHEGG, INC., a Delaware corporation (the “Borrower”), the Guarantors and BANK OF AMERICA, N.A., as Lender (the “Lender”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors and the Lender entered into that certain Credit Agreement dated as of August 12, 2013 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement as set forth below; and

WHEREAS, the Lender is willing to amend the Credit Agreement subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Reduction of Revolving Commitment. The Revolving Commitment is hereby permanently reduced to an aggregate principal amount of $40,000,000. The Lender hereby waives the requirement under Section 2.05 of the Credit Agreement that the Borrower provide the Lender with five Business Days’ prior written notice of such reduction of the Revolving Commitment.

2. Amendments to Credit Agreement. The Credit Agreement is hereby amended in the following respects:

(a) The definition of “Disposition” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (d) therein, (ii) replacing the “.” at the end of clause (e) therein with “; and” and (iii) inserting the following new clause (f) at the end thereof to read as follows:

(f) the sale, transfer or other disposition of Inventory consisting of textbooks owned by the Borrower pursuant to that certain Inventory Purchase and Consignment Agreement dated as of May 21, 2014 between the Borrower and Ingram Hosting Holdings, Inc., a Delaware corporation (as amended, supplemented or otherwise modified from time to time) in an aggregate amount not to exceed $25,000,000 at net book value, so long as no Default or Event of Default has occurred and is continuing both immediately prior to and after giving effect to any such sale, transfer or disposition.

(b) A new definition of “InstaEDU Acquisition” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“InstaEDU Acquisition” means the Acquisition by the Borrower of InstaEDU, Inc. for aggregate consideration of approximately $30 million; provided that, (i) no Default shall have occurred and be continuing or would result from such Acquisition, (ii) the property acquired (or the property of the Person acquired) in such Acquisition is used or useful in the same or a related line of business as the Borrower and its Subsidiaries were engaged in on the Closing Date (or any reasonable extensions or expansions thereof), (iii) the representations and warranties made by the Loan Parties in each Loan Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, and (iv) (A) immediately after giving effect to such Acquisition, the Availability shall not be less than $20,000,000 and (B) the Borrower shall have delivered to the Lender a Pro Forma Compliance Certificate demonstrating that, after giving effect to such acquisition, the Loan

Parties would be in compliance with the financial covenants set forth in Section 8.11 on a Pro Forma Basis.

(c) The definition of “Revolving Commitment” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Revolving Commitment” means, the Lender’s obligation to make Revolving Loans to the Borrower pursuant to Section 2.01, in an aggregate amount not to exceed $40,000,000.

(d) Section 2.13 of the Credit Agreement is hereby amended by replacing the reference to “TWENTY-FIVE MILLION DOLLARS ($25,000,000)” in the first paragraph therein with “THIRTY-FIVE MILLION DOLLARS ($35,000,000)”.

(e) Section 8.02 of the Credit Agreement is hereby amended by replacing the “.” at the of clause (j) thereof with “; and” and inserting the following new clause (k) at the end thereof to read as follows:

(k) the InstaEDU, Inc. Acquisition.

(f) Section 8.04 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (d) therein, (ii) replacing the “.” at the end of clause (e) therein with “; and” and (iii) inserting the following new clause (f) at the end thereof to read as follows:

(f) Student of Fortune LLC, a Delaware limited liability company, and Notehall LLC, a Delaware limited liability company, may be dissolved or liquidated; provided all of the assets of such entities are transferred to Loan Party prior to such dissolution or liquidation.

(g) Section 8.11(b) of the Credit Agreement is hereby amended by replacing the grid at the end thereof with the following:

Fiscal Quarter	Minimum Consolidated EBITDA
September 30, 2013	$36,789,000
December 31, 2013	$53,228,000
March 31, 2014	$56,396,000
June 30, 2014 and thereafter	$50,000,000

3. Conditions Precedent. This Agreement shall be effective as of the date hereof (except for the amendments contained in Section 2(b) and (e) above, which shall each be effective as of June 5, 2014) upon satisfaction of the following conditions precedent:

(a) receipt by the Lender of counterparts of this Agreement duly executed by the Borrower, the Guarantors and the Lender; and

(b) receipt by the Lender of an amendment fee in an aggregate amount equal to 0.25% of the Revolving Commitment immediately after giving effect to this Agreement.

4. Miscellaneous.

(a) The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b) Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c) The Loan Parties represent and warrant to the Lender that:

(i) Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement.

(ii) This Agreement has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the available of equitable remedies.

(iii) No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement.

(iv) (A) The representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (B) no Default has occurred and is continuing.

(d) This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imagine means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(e) If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	CHEGG, INC.,
a Delaware corporation

	By:	/s/ Andy Brown
	Name:	Andy Brown
	Title:	CFO

GUARANTORS:	CRAMSTER, INC.,
a California corporation

	By:	/s/ Andy Brown
	Name:	Andy Brown
	Title:	CFO

CRAMSTER HOLDING CORP., a California corporation

	By:	/s/ Andy Brown
	Name:	Andy Brown
	Title:	CFO

NOTEHALL LLC, a Delaware limited liability company

	By:	/s/ Andy Brown
	Name:	Andy Brown
	Title:	CFO

STUDENT OF FORTUNE LLC, a Delaware limited liability company

	By:	/s/ Andy Brown
	Name:	Andy Brown
	Title:	CFO

THE CAMPUS SPECIAL, LLC, a Georgia limited liability company

	By:	/s/ Andy Brown
	Name:	Andy Brown
	Title:	CFO

CHEGG, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

CAMPUS FOOD SPECIAL, LLC,
a Georgia limited liability company

By:	/s/ Andy Brown
Name:	Andy Brown
Title:	CFO

LENDER:	BANK OF AMERICA, N.A.,
as Lender

	By:	/s/ Ronald J. Drobny
	Name:	Ronald J. Drobny
	Title:	Senior Vice President

CHEGG, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT